Exhibit 99.1

WABASH NATIONAL CORPORATION Investor Update February 2018

2 This presentation contains certain forward - looking statements, as defined by the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward - looking statements, including without limit, those regarding shipment outlook, Operating EBITDA, backlog, demand level expectations, profitability and earnings capacity, adjusted earnings per share guidance, margin opportunities, and potential benefits of any recent acquisitions. Any forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward - looking statements. Without limit, these risks and uncertainties include economic conditions, increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, manufacturing capacity and cost containment risks, dependence on industry trends, access to capital, acceptance of products, and government regulation. You should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10 - K and 10 - Q. We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward - looking statements. All written and oral forward - looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. S AFE H ARBOR S TATEMENT © 2018 Wabash National, L.P. All rights reserved. Wabash®, Wabash National®, DuraPlate®, DuraPlate AeroSkirt®, Walker, Brenner® and Beall® are marks owned by Wabash National, L. P. Transcraft® and Benson® are marks owned by Transcraft Corporation.

3 ▪ Earnings up over 45% since 2012 (Adjusted EPS $0.95/ sh in 2012 to $1.38/ sh in 2017) ▪ Strong free cash flow; $144M in Operating Cash Flow in 2017 ▪ $ 361M of liquidity or 20% of revenue as of 12/31/2017 ▪ 1.9x net debt leverage as of 12/31/2017 F INANCIAL H IGHLIGHTS Disciplined Balance Sheet Management Margin Expansion Strong Earnings & Cash Generation Balanced Capital Allocation ▪ $207M of shares repurchased since 2015 ▪ Over $215M of debt reduction since 2012 ▪ Quarterly dividend increased by 25% to $0.075/ sh for 2018 ▪ $40 - $50M of CapEx planned for 2018 Strong, Disciplined Financial Performance 2005 2015 2016 2017 Gross Profit 11.1% 15.0% 17.6% 14.8% Operating Margin 6.6% 8.9% 11.0% 8.3 * % *Excluding acquisition related expenses

4 W ABASH N ATIONAL C ORPORATION Separate “Final Mile” Segment Increases Focus, Expands Reach Leading Brands in Diverse End Markets and Industries ▪ Dry and Refrigerated Van Trailers ▪ Platform Trailers ▪ Fleet Used Trailers ▪ Aftermarket Parts and Service ▪ Tank Trailers and Truck - Mounted Tanks ▪ Composite Panels and Products ▪ Food, Dairy and Beverage Equipment ▪ Containment and Aseptic Systems ▪ Aircraft Refueling Equipment ▪ Truck - Mounted Dry Bodies ▪ Truck - Mounted Refrigerated Bodies ▪ Service Bodies ▪ FRP Panel Sales ▪ Stake Bodies Commercial Trailer Products 2017 Sales: $ 1.3B Proforma 2017: $307M Q4 2017 Sales: $70M 2017 Sales: $361M Diversified Products Final Mile Products

5 A CQUISITION OF S UPREME C OMPLETED S EPTEMBER 27 TH , 2017 Company Overview Employees 1,450 Key Statistics (2016) Revenue $299M Gross Profit $67M (22%) Operating Income $29M (10%) Operating EBITDA $33M (11%) With Supreme, not only can Wabash National accelerate organic growth with our innovative DuraPlate ®, honeycomb panel and molded structural composite (MSC) truck bodies, we can also provide a broader conventional product offering to our existing customer base . Dick Giromini Supreme Acquisition Announcement August 9 th , 2017 Strong, Disciplined Financial Performance

Significant Synergy Potential with Successful Integration History

Expected Annual Run Rate Cost Synergies of ~$20M Within First 5 Years

Supply Chain Savings	Increased scale provides material purchasing savings
SG&A Savings	Public company costs and leveraging Wabash's shared services
Wabash Management System Implementation	Significant benefits from shop floor process improvements driven by Wabash's best-in-class techniques

Exciting Growth Potential and Revenue Synergies

Innovative Technology	Material technologies will improve durability, reduce weight and grow sales
Complementary Distribution Channels	Revenue from large fleets, retail customers and refrigerated line greater than the sum of parts

Demonstrated Ability and Defined Plan Will Drive Synergy Value

6

OUR IDENTITY IS SHIFTING FROM PRIMARILY A DRY VAN MANUFACTURER


Reefers
Platforms
Parts & Service
5%
Dry Vans
26%
2007
$1.1B
69%
Truck Bodies
Composite Products
Process Systems
Parts & Service
18%
Dry Vans
Reefers
Platforms
Tank Trailers
MSC Trailers
22%
2017
$1.8B
60%
Dry Van Trailers
Other Specialty Trailers
Non-Trailer Products
Non-Trailer
Dry Vans
2020
Other Trailer Types

We are a diversified industrial manufacturer that is less dependent on dry vans

Growing, Diversified Revenue Lowers Overall % of Dry Vans

7

8 I NDUSTRY - L EADING P RODUCT P ORTFOLIO : CTP E ND M ARKETS * Based on industry estimates Note: All information based on 2017 revenues Sources for market positions: TTMA, ACT, Polk, Trailer/Body Builders Leadership Positions Drive Growth Potential for New Products Key Markets N.A. Market Position* General Freight - Truckload 75% Refrigerated Freight 10% Less Than Truckload Freight 5% Platform Freight 5% Other 5% #1 Dry van trailers #2 Platform trailers #3 Refrigerated van trailers

9 Food, Dairy, Beverage 31% Chemical 18% General Freight 16% Refined Fuel/O&G 8% Pharmaceutical 7% Aviation 6% Aerodynamic Devices 4% Defense, Parts & Other 10% I NDUSTRY - L EADING P RODUCT P ORTFOLIO : DPG E ND M ARKETS Leadership Positions Drive Growth Potential for New Products * Based on industry and management estimates Note: All information based on 2017 revenues Sources for market positions: TTMA, ACT, Polk, Trailer/Body Builders #1 Stainless steel liquid tank trailers Key Markets #1 Isolators and downflow booths worldwide N.A. Market Position*

10 Retail Customers 48% Fleet Customers 32% Lease Customers 16% Other 4% I NDUSTRY - L EADING P RODUCT P ORTFOLIO : FMP E ND M ARKETS Leadership Positions Drive Growth Potential for New Products * Based on industry and management estimates Note: All information based on FY 2017 revenues for Supreme Corp. Sources for market positions: Specialty Transportation Key Markets N.A. Market Position* #2 All Truck Bodies #1 Parcel delivery vans #2 Dry freight truck bodies #3 Refrigerated truck bodies

11 I NNOVATIVE T ECHNOLOGY ▪ New material technologies will improve durability, reduce weight and grow sales ▪ Over 200 patents and patent applications in the U.S. and globally Our Technology Sets Us Apart from Other OEMs Honeycomb Core ▪ Exclusive license to continuous honeycomb process technology for the containment and transportation industries in North America ▪ Lighter weight composite panels drive growth in current and new applications Molded Structural Composites ( MSC) ▪ Improves thermal efficiency up to 25% & reduces weight as much as 15% in truck body application ▪ Opened 600,000 sq. ft. facility in Little Falls, MN, as the launch facility for MSC products in April 2017 ▪ Since 2017, we have invested an additional $7M in Little Falls to further develop the facility Perforated Core ▪ Patented technology offers reduced weight DuraPlate panels for heavy - duty applications ▪ Significant reduction in plastic material consumption and overall cost Superior Advanced Materials

WABASH NATIONAL CORPORATION Growth Drivers & Market Dynamics

13 All Other Products Dry Vans 2005 2017 Consolidated Revenue 2005 vs. 2017 $1.8B $ 1.2B D ry Vans ~50% of total Revenue 77% of total Revenue 60% of total Revenue D ry Vans $1.0B D ry Vans $1.1B G ROWTH I NITIATIVES D RIVING R ECORD R ESULTS 2006: Transcraft Acquisition 2012/13: Walker Group and Beall Acquisition 2008: Wabash Composites Launch and Benson Acquisition 2015: Truck Bodies Launch 2017: Little Falls Facility Acquisition 2017: Supreme Industries, Inc. Acquisition Growing, Diversified Revenue Lowers Overall % of Dry Vans Key Highlights Growing, Diversified Revenue Lowers Overall % of Dry Vans We are pleased overall with the Company’s 2017 performance, as we successfully established a new, stronger foundation for future growth and productivity for the current year and beyond. Dick Giromini, CEO Q4 2017 Earnings Call – Jan 31, 2018

14 M EGA T RENDS D RIVE G ROWTH I NITIATIVES * Investment announced since 2010 per the American Chemical Council with 34% already completed WNC is Poised to Capitalize on These Mega Trends • Low cost energy supports chemical production • $158B* of committed chemical production investment • Market share growth in aluminum products • Advanced lightweight materials • Full suite of aero products • Aftermarket parts growth • Mobile and on - site customer service • New patent - pending technology • International expansion • New and existing designs • Growing customer base, including traditional freight fleets Urbanization, Final Mile & Home Delivery Expansion of Cold Chain/Food Equipment Energy and Chemical Production, Storage & Transportation Increased Regulation (GHG, ELDs, Food Safety)

15 M ARKET D RIVERS : T RAILER P RODUCTS ▪ Strong demand above replacement levels forecast for next 4 years ▪ Fleet equipment dynamics and regulations key drivers of trailer demand Strong Demand Above Replacement Levels Trailer Demand Forecasts

16 M ARKET D RIVERS : F INAL M ILE P RODUCTS Final Mile Logistics and Distribution Models are Transforming Source: Forrester Research, Business Insider, Specialty Transportation.net, Inbound Logistics, Trucking Info 7.6% 8.2% 8.9% 10.0% 12.0% 13.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% $0 $100 $200 $300 $400 $500 $600 $700 $800 2016 2017E 2018E 2019E 2020E 2021E Total Online Retail Spending (US$ Billions) E - Commerce As % Of Total Retail Dollars in Billions Dollars in Billions $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2015 2016 2017F 2018F 2019F 2020F 2015 - 2020E CAGR 1.4% Curtainside 4.3% Reefer 9.9% Walk - In 3.2% Parcel Delivery 3.2% Dry Freight $1.7B $2.2B Megatrends Changing Distribution ▪ E - Commerce in early stages of growth; expected to grow at ~10% CAGR thru 2025 ▪ Trends in home delivery and Cold Chain Logistics driving truck body demand ▪ Record truck body replacement demand since 2014 U.S. Retail E - Commerce Sales Truck Body Revenue Forecast

WABASH NATIONAL CORPORATION Our Financial Outlook

18 F INANCIAL P ERFORMANCE Annual Revenue Annual Operating Income & Gross Margin $1,462 $1,636 $1,863 $2,027 $1,845 $1,767 $2,113 $0 $500 $1,000 $1,500 $2,000 $2,500 2012 2013 2014 2015 2016 2017 2018 Consensus ($ mils) $70 $103 $122 $180 $203 $131 $185 11.2% 13.2% 12.5% 15.0% 17.6% 14.8% 15.8% 0% 5% 10% 15% 20% $0 $50 $100 $150 $200 $250 $300 2012 2013 2014 2015 2016 2017 2018 Consensus ($ mils) FY 2017 Another Strong Year Across Multiple Metrics $119 $150 $169 $230 $253 $189 $234 $0 $50 $100 $150 $200 $250 $300 2012 2013 2014 2015 2016 2017 2018 Consensus ($ mils) Operating EBITDA (1) 1 See Appendix for reconciliation of non - GAAP financial information Liquidity (2) 2 Defined as cash on hand plus available borrowing capacity on our revolving credit facility $224 $254 $290 $348 $333 $361 $0 $50 $100 $150 $200 $250 $300 $350 $400 2012 2013 2014 2015 2016 2017 ($ mils)

19 K EY F INANCIAL O UTLOOK 2017 FY Results 2018 FY Outlook Shipments Trailers Truck Bodies 55,050 Units 56,000 – 60,000 Units 22,000 – 24,000 Units Revenue $1.77B $2.05B – 2.15B GM% 14.8% No Guidance OM% 7.4% No Guidance SGA% (ex. Amor.) as % of Revenue 5.9% Flat to 2017, ~6% CapEx $26M $40M - $50M Tax Rate 9.1% * 25.0 – 27.0% Adjusted Diluted EPS $1.38 $1.86 – 2.02, $1.94 midpoint WNC Poised for Another Strong Year * Includes recognition of a one - time tax benefit as a result of the enactment of the Tax Cuts and Jobs Act and a reversal of reserves for an uncertain tax position

WABASH NATIONAL CORPORATION Appendix

CONSOLIDATED INCOME STATEMENT

($ in thousands, except per share amounts)

	2011	2012	2013	2014	2015	2016	2017
Net sales	$ 1,187,244	$ 1,461,854	$ 1,635,686	$ 1,863,315	$ 2,027,489	$ 1,845,444	$ 1,767,161
Cost of sales	1,120,524	1,298,031	1,420,563	1,630,681	1,724,046	1,519,910	1,506,286
Gross profit	$ 66,720	$ 163,823	$ 215,123	$ 232,634	$ 303,443	$ 325,534	$ 260,875
% of sales	5.6%	11.2%	13.2%	12.5%	15.0%	17.6%	14.8%
General and administrative expenses	30,994	44,751	58,666	61,694	73,495	74,129	77,825
% of sales	2.6%	3.1%	3.6%	3.3%	3.6%	4.0%	4.4%
Selling expenses	12,981	23,589	30,597	26,676	27,233	27,270	25,588
% of sales	1.1%	1.6%	1.9%	1.4%	1.3%	1.5%	1.4%
Amortization of intangibles	2,955	10,590	21,786	21,878	21,259	19,940	17,041
% of sales	0.2%	0.7%	1.3%	1.2%	1.0%	1.1%	1.0%
Other operating expenses	-	14,409	883	-	1,087	1,663	9,605
% of sales	0.0%	1.0%	0.1%	0.0%	0.1%	0.1%	0.5%
Income from operations	$ 19,790	$ 70,484	$ 103,191	$ 122,386	$ 180,369	$ 202,532	$ 130,816
% of sales	1.7%	4.8%	6.3%	6.6%	8.9%	11.0%	7.4%
Other income (expense)							
Interest expense	(4,136)	(21,724)	(26,308)	(22,165)	(19,548)	(15,663)	(16,400)
Other, net	(441)	(97)	740	(1,759)	2,490	(1,452)	8,122
Income before income taxes	$ 15,213	$ 48,663	$ 77,623	$ 98,462	$ 163,311	$ 185,417	$ 122,538
Income tax (benefit) expense	171	(56,968)	31,094	37,532	59,022	65,984	11,116
Net income	$ 15,042	$ 105,631	$ 46,529	$ 60,930	$ 104,289	$ 119,433	$ 111,422
Diluted net income per share	$ 0.22	$ 1.53	$ 0.67	$ 0.85	$ 1.50	$ 1.82	$ 1.78

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CONSOLIDATED BALANCE SHEET

($ in thousands)

	2011	2012	2013	2014	2015	2016	2017
ASSETS							
Current assets							
Cash and cash equivalents	$ 19,976	$ 81,449	$ 113,262	$ 146,113	$ 178,853	$ 163,467	$ 191,521
Accounts receivable	52,219	96,590	120,358	135,206	152,824	153,634	146,836
Inventories	189,533	189,487	184,173	177,144	166,982	139,953	180,735
Deferred income taxes	-	33,194	21,576	16,993	22,431	-	-
Prepaid expenses and other	2,317	8,239	9,632	10,203	8,417	24,351	57,299
Total current assets	$ 264,045	$ 408,959	$ 449,001	$ 485,659	$ 529,507	$ 481,405	$ 576,391
Property, plant and equipment	96,591	132,146	142,082	142,892	140,438	134,138	195,363
Deferred income taxes	-	17,454	1,401	-	1,358	20,343	-
Goodwill	-	146,444	149,967	149,603	149,718	148,367	317,464
Intangible assets	19,821	171,990	159,181	137,100	114,616	94,405	237,030
Other assets	7,593	12,057	10,613	13,397	14,033	20,075	25,265
Total assets	$ 388,050	$ 889,050	$ 912,245	$ 928,651	$ 949,670	$ 898,733	$ 1,351,513
LIABILITIES & STOCKHOLDERS' EQUITY							
Current liabilities							
Current portion of long-term debt	$ -	$ 3,381	$ 3,245	$ 496	$ 37,611	$ 2,468	$ 46,020
Current portion of capital lease obligations	4,007	1,140	1,609	1,458	806	494	290
Accounts payable	107,985	87,299	112,151	96,213	79,618	71,338	108,448
Other accrued liabilities	59,024	104,873	99,358	88,690	93,042	92,314	128,910
Total current liabilities	$ 171,016	$ 196,693	$ 216,363	$ 186,857	$ 211,077	$ 166,614	$ 283,668
Long-term debt	65,000	416,849	358,890	324,777	274,885	233,465	504,091
Capital lease obligations	814	3,781	6,851	5,796	1,875	1,409	1,012
Other noncurrent liabilities	4,874	1,935	6,528	18,040	20,525	24,355	19,724
Deferrred income taxes	-	1,065	1,234	2,349	1,497	499	36,955
Stockholders' equity	146,346	268,727	322,379	390,832	439,811	472,391	506,063
Total Liabilities and stockholders' equity	$ 388,050	$ 889,050	$ 912,245	$ 928,651	$ 949,670	$ 898,733	$ 1,351,513

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23 2011 2012 2013 2014 2015 2016 2017 Cash flows from operating activities Net income 15,042$ 105,631$ 46,529$ 60,930$ 104,289$ 119,433$ 111,422$ Adjustments to reconcile net income to net cash provided by operating activities Depreciation 12,636 14,975 16,550 16,951 16,739 16,830 18,012 Amortization of intangibles 2,955 10,590 21,786 21,878 21,259 19,940 17,041 Net (gain) loss on the sale of property, plant, and equipment (9) 203 140 13 (8,299) 101 (8,046) Loss on debt extinguishment 668 - 1,889 1,042 5,808 1,895 799 Deferred income taxes - (55,292) 30,089 16,573 (7,749) 2,448 (14,814) Stock-based compensation 3,398 5,149 7,480 7,833 10,010 12,038 10,429 Non-cash interest expense - 2,972 4,643 4,840 5,222 3,475 2,258 Impairment of goodwill and other intangibles - - - - 1,087 1,663 - Changes in operating assets and liabilities Accounts receivable (14,366) 1,180 (23,691) (14,848) (17,618) (809) 31,943 Inventories (78,683) 41,696 6,260 3,116 10,162 24,969 (13,158) Prepaid expenses and other (162) 736 (3,893) (571) 1,786 (10,147) (2,014) Accounts payable and accrued liabilities 56,968 (48,777) 18,082 (26,787) (12,243) (13,002) (963) Other, net 386 (3,046) 2,805 1,665 1,342 (84) (8,530) Net cash (used in) provided by operating activities (1,167)$ 76,017$ 128,669$ 92,635$ 131,795$ 178,750$ 144,379$ Cash flows from investing activities Capital expenditures (7,264) (14,916) (18,352) (19,957) (20,847) (20,342) (26,056) Acquisition, net of cash acquired - (364,012) (15,985) - - - (323,487) Proceeds from the sale of property, plant and equipment 17 607 305 87 13,203 19 10,860 Other - (2,500) 2,500 4,113 - 3,014 6,443 Net cash used in investing activities (7,247)$ (380,821)$ (31,532)$ (15,757)$ (7,644)$ (17,309)$ (332,240)$ Cash flows from financing activities Proceeds from issuance of common stock, net of expenses (155) - - - - - - Proceeds from exercise of stock options 538 354 600 1,921 2,012 4,831 5,790 Borrowings under senior notes - - - - - - 325,000 Borrowings under revolving credit facilities 848,705 206,015 1,166 806 1,134 618 713 Payments under revolving credit facilities (838,705) (271,015) (1,166) (806) (1,134) (618) (713) Principal payments under capital lease obligations (671) (1,629) (1,700) (1,898) (4,201) (779) (600) Principal payments under term loan credit facility - (2,250) (62,827) (42,078) (194,291) (1,928) (386,577) Principal payments under industrial revenue bond - - (381) (475) (496) (473) (583) Stock repurchase (533) (564) (35) (1,497) (61,757) (79,556) (74,491) Proceeds from issuance of convertible senior notes - 145,500 - - - - - Proceeds from issuance of term loan credit facility, net of issuance costs - 292,500 - - 192,845 - 377,519 Convertible notes repurchase - - - - (22,936) (98,922) (8,045) (1,989) (5,134) (981) - (2,587) - (6,783) - 2,500 - - - - - Common stock dividends paid - - - (15,315) Net cash provided by (used in) financing activities 7,190$ 366,277$ (65,324)$ (44,027)$ (91,411)$ (176,827)$ 215,915$ Net (decrease) increase in cash and cash equivalents (1,224)$ 61,473$ 31,813$ 32,851$ 32,740$ (15,386)$ 28,054$ Cash and cash equivalents at beginning of period (118,285) 19,976 81,449 113,262 146,113 178,853 163,467 Cash and cash equivalents at end of period 19,976$ 81,449$ 113,262$ 146,113$ 178,853$ 163,467$ 191,521$ Debt amendment and issuance costs paid Proceeds from issuance of industrial revenue bond C ONSOLIDATED C ASH F LOWS ($ in thousands)

24 2011 2012 2013 2014 2015 2016 2017 Net income 15.0$ 105.6$ 46.5$ 60.9$ 104.3$ 119.4$ 111.4$ Income tax (benefit) expense 0.2 (57.1) 31.1 37.5 59.0 66.0 11.1 Interest expense 4.1 21.7 26.3 22.2 19.5 15.7 16.4 Depreciation and amortization 15.6 25.6 38.3 38.8 38.0 36.8 35.1 Stock-based compensation 3.4 5.2 7.5 7.8 10.0 12.0 10.4 Impairment of goodwill and other ingtangibles - - - - 1.1 1.7 - Acquisition expenses and related charges - 17.3 0.9 - - - 12.7 Other non-operating expense (income) 0.5 0.2 (0.7) 1.8 (2.5) 1.5 (8.1) Operating EBITDA 38.8$ 118.5$ 149.9$ 169.0$ 229.5$ 253.0$ 189.0$ % of sales 3.3% 8.1% 9.2% 9.1% 11.3% 13.7% 10.7% R ECONCILIATION OF N ON - GAAP M EASURES ($ in millions) Note: This table reconciles annual net income for the periods presented to the non - GAAP measure of Operating EBITDA. Differenc es may exist in the calculation of Operating EBITDA due to rounding.

Reconciliation of Non-GAAP Measures

	Twelve Months Ended December 31,											
	2012		2013		2014		2015		2016		2017	
	$	Per Share	$	Per Share	$	Per Share	$	Per Share	$	Per Share	$	Per Share
Net Income	$105,631	$1.54	$ 46,529	$0.67	$ 60,930	$0.86	$104,289	$1.50	$119,433	$1.82	$111,422	$ 1.78
Adjustments:												
Acquisition expenses and related charges	18,209	0.27	883	0.01	-	-	-	-	-	-	15,012	0.24
Revaluation of net deferred income tax assets due to changes in statutory tax rates	-	-	-	-	1,041	0.01	-	-	-	-	-	-
Branch Transactions[a]					608	0.01	(8,345)	(0.12)	(290)	-	(6,546)	(0.10)
Executive serverance expense	-	-	-	-	-	-	-	-	-	-	238	-
Impairment of goodwill and other intangibles	-	-	-	-	-	-	1,087	0.02	1,663	0.03	-	-
Loss on debt extinguishment	-	-	1,889	0.03	1,042	0.02	5,807	0.08	1,895	0.03	800	0.01
Tax effect on aforementioned items	-	-	(1,111)	(0.01)	(660)	(0.01)	554	0.01	(1,163)	(0.02)	(3,421)	(0.05)
Income tax benefit, net	(58,991)	(0.86)	-	-	-	-	-	-	-	-	(31,339)	(0.50)
Adjusted earnings	$ 64,849	$0.95	$ 48,190	$0.70	$ 62,961	$0.89	$103,392	$1.49	$121,538	$1.85	$ 86,166	$ 1.38
Weighted Average # of Diluted Shares O/S	68,564		69,081		71,063		69,368		65,762		62,598	

a/ Branch transactions in years presented relate to (gains) losses incurred for sale and/or closing of certain branch locations.

Note: This table reconciles annual net income for the periods presented to the non-GAAP measure of adjusted earnings and adjusted earnings per share. Differences may exist in the calculation of adjusted earnings per share due to rounding.

25

POTENTIAL DILUTIVE IMPACT OF SENIOR CONVERTIBLE NOTES

Table below illustrates the potential dilutive shares that would be included in the calculation of the Company's reported earnings per share in a future period assuming various hypothetical quarterly average market prices for the Company's stock (NYSE: WNC). The table should only be considered for illustrative purposes and does not represent the Company's estimates for future stock performances.

(UNAUDITED)

Hypothetical Quarterly Average Share Price (NYSE: WNC) [1]		Potential Incremental Shares for Diluted EPS (in 000s shares) [2]
$	11.00	-
$	12.00	94
$	13.00	379
$	14.00	624
$	15.00	836
$	16.00	1,022
$	17.00	1,186
$	18.00	1,332
$	19.00	1,462
$	20.00	1,579
$	21.00	1,685
$	22.00	1,782
$	23.00	1,870
$	24.00	1,950
$	25.00	2,025
$	26.00	2,093
$	27.00	2,157
$	28.00	2,216
$	29.00	2,271
$	30.00	2,322

Background Information

- In April 2012, the Company issued Convertible Senior Notes due 2018 with a principal amount of $150 million and bear interest at a rate of 3.375% annually
- As of the end of the Q4 2017, there is approximately $45 million principal outstanding
- Initial conversion rate of 85.4372 shares of common stock per $1,000 in principal amount which is equal to a conversion price of approximately $11.70 per share
- The Senior Notes will have a dilutive effect on earnings per share to extent average quarterly share price exceeds the conversion price
- The Company's intent is to settle conversions in cash for both the principal portion and the excess of the conversion value over the principal portion

Notes:

1. The share prices listed in this table are for illustrative purposes only. Dilution will continue beyond $30.00 per share.
2. This represents the number of shares to be used for calculating diluted earnings per share in accordance with generally accepted accounting principals.

26